Accumulated other comprehensive income	12 Months Ended
Dec. 31, 2013
Accumulated other comprehensive income [Abstract]
Other comprehensive income
Accumulated other comprehensive income

Accumulated other comprehensive income for the years December 31, 2013 and December 31, 2012:

(In US$ millions)	December 31, 2013	December 31, 2012
Unrealized gain on marketable securities	539	206
Unrealized gain on foreign exchange	73	67
Actuarial loss relating to pension	(35)	(30)
Unrealized loss on interest rate swaps in VIEs	(49)	(49)
Accumulated other comprehensive income	528	194

The applicable amount of income taxes associated with each component of other comprehensive income is nil due to the fact that the items relate to companies domiciled in non-taxable jurisdictions. However, for actuarial loss related to pension, the accumulated applicable amount of income taxes is $16 million ($8 million in 2012) as this item is related to companies domiciled in Norway where the tax rate is 28%.